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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): June 28, 2005

                 CWABS, INC., (as depositor under the Pooling
                 and Servicing Agreement, dated as of June 1,
                2005, providing for the issuance of the CWABS,
               INC., Asset-Backed Certificates, Series 2005-6).

                                  CWABS, INC.
        --------------------------------------------------------------

            (Exact name of registrant as specified in its charter)

            Delaware                    333-125164              95-4596514
-------------------------------   ------------------------   -------------------
(State of Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
        Incorporation)                                       Identification No.)

       4500 Park Granada, Calabasas, California                    91302
       ----------------------------------------                  ----------
       (Address of Principal Executive Offices)                  (Zip Code)
       Registrant's telephone number, including area code (818) 225-3237
                                                          ----- --------
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
      (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

Item 8.01.    Other Events.
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Filing of Certain Materials
---------------------------

     In connection with the issuance by CWABS, Inc. of its Asset-Backed Certificates, Series 2005-6 (the "Certificates"), CWABS, Inc. is filing herewith an opinion of counsel relating to the characterization of the Certificates for federal income tax purposes. The opinion is annexed hereto as
Exhibit 8.1.

Item 9.01.  Financial Statements and Exhibits.
----------  ---------------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     8.1    Opinion of Sidley Austin Brown & Wood LLP regarding tax matters.



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

                                  Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CWABS, INC.




                                               By: /s/ Leon Daniels, Jr.
                                                   ---------------------
                                               Name:   Leon Daniels, Jr.
                                               Title:  Vice President


Dated: June 28, 2005



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

                                 Exhibit Index
                                 -------------

Exhibits.
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8.1       Opinion of Sidley Austin Brown & Wood LLP regarding tax matters.



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